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                                      SECURITIES AND EXCHANGE COMMISSION

                                             WASHINGTON, DC 20549

                                            -----------------------

                                                   FORM 8-K

                                                CURRENT REPORT
                                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                                        SECURITIES EXCHANGE ACT OF 1934


                                                AUGUST 14, 2003

                                                Date of Report
                                       (Date of earliest event reported)



                                               RSTAR CORPORATION
                                               -----------------

                              (Exact Name of Registrant as Specified in Charter)





           DELAWARE                                0-27029                              91-1836242
           --------                                -------                              ----------
(State or Other Jurisdiction of            (Commission File Number)         (IRS Employer Identification No.)
        Incorporation)





                                  1560 Sawgrass Corporate Parkway, Suite #200
                                  Sunrise, Florida                       33323

                            (Address of Principal Executive Offices)   (ZIP Code)



                       Registrant's telephone number, including area code: 954-858-1600



                         (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5.      OTHER EVENTS.

The Certificate of Incorporation of the Registrant requires that the Registrant publish audited financial statements for a portion of its business (the "SLA Business") in order to determine whether a special distribution to its shareholders is required. In accordance with this requirement, attached are the audited financial statements for the SLA Business from June 30, 2002 through June 30, 2003.

As the consolidated net income for the year ended June 30, 2003, was approximately $3.1 million, the Net Applicable Income for the year ended June 30, 2003 was above $ 2.5 million and as such, no provision was needed for the first distribution.


ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)          Exhibits

Exhibit No.  Description
-----------  -----------

99.1         Financial Statements of the SLA Business.

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                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             rStar Corporation



Date:  August 14, 2003                       By:      /s/ Samer Salameh
       ---------------                          -----------------------
                                             Name: Samer Salameh
                                             Title: Chief Executive Officer

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                                  EXHIBIT INDEX


Exhibit Number             Description
--------------             -----------

99.1                       Financial Statements of the SLA Business.